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                                                                 Exhibit 10(hh)




                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of _____________ __, 2000 by and between CheckFree Holdings Corporation, a Delaware corporation (including any successor or assign thereof, the "Company"), and __________, a ____________ corporation (including any successor or assign thereof, the "Investor").

                  WHEREAS, pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 7, 2000 (the "Merger Agreement"), by and among, Microsoft Corporation, First Data Corporation, Citibank, N.A., Citicorp Electronic Commerce, Inc., H&B Finance, Inc., FDC International Partner, Inc., MSFDC International, Inc., TransPoint Acquisition Corporation, Tank Acquisition Corporation, Chopper Merger Corporation, CheckFree Corporation, Microsoft II, LLC, First Data, L.L.C. and the Company, the Investor is receiving shares of Common Stock, par value $.01 per share (including any capital stock into which the common stock may be exchanged or converted, the "Common Stock"), of the Company in consideration of (i) the merger of [TransPoint Acquisition Corporation with and into H&B Finance, Inc.] [Tank Acquisition Corporation with and into FDC International], and (ii) its obligations under the [Commercial Alliance Agreement] [Marketing Agreement] (as defined in the Merger Agreement);

                  WHEREAS, pursuant to the Merger Agreement and in connection with the transactions contemplated thereby, (i) the Company and the Investor have entered into a Stockholders Agreement, dated as of the date hereof (the "Stockholders Agreement"), and (ii) the Company has agreed to grant to the Investor the Registration Rights (as defined in Section 1 hereof) with respect to the Registrable Shares (as defined in Section 1 hereof);

                  NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

SECTION 1. REGISTRATION RIGHTS The Investor shall be entitled to offer for sale the Registrable Shares pursuant to a shelf registration statement (the "Registration Rights"). For purposes of this Agreement, "REGISTRABLE SHARES" means (i) the shares of Common Stock issued to the Investor and its affiliates in connection with the Merger Agreement and the consummation of the transactions contemplated thereby and (ii) any other shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, all such shares of Common Stock described in clause (i) above, excluding in the case of each of the foregoing clauses, however, any Registrable Shares sold by a person in a transaction in which a holder's registration rights under this Agreement are not assigned; provided, however, that Registrable Shares shall be treated as Registrable Shares only if and so long as, they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act (as defined below) under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

                  1.1      Shelf Registration Rights.

                  (a) Shelf Registration Statement. The Company, as promptly as practicable, shall file with the Securities and Exchange Commission ("SEC") a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), covering all of the Registrable Shares (the "Registration Statement"; and the related prospectus (including any preliminary prospectus) is referred to as the "Prospectus"). The Registration Statement shall be on the appropriate form, and shall otherwise comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder, permitting registration of such Registrable Shares for resale by the Investor in the manner or manners designated by it (including, without limitation, one or more underwritten public offerings). The Company will use its commercially reasonable best efforts to cause the Registration Statement to be declared




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effective by the SEC by the 30th day after the Effective Time (as defined in the
Merger Agreement) and will notify the Investor when such Registration Statement has become effective. The Company agrees (subject to Section 1.2 hereof) to use its commercially reasonable best efforts to keep the Registration Statement effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date on which the Investor shall have sold all of the Registrable Shares, or (ii) the date on which all of the Registrable Shares are eligible for sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Securities Act (such period, the "Effective Period"). Upon seeking to offer and sell its Registrable Shares upon exercise of a Registration Right, the Investor agrees to provide in a timely manner information regarding the proposed distribution by the Investor of the Registrable Shares and such other information reasonably requested by the Company in connection with the preparation of and for inclusion in the Registration Statement. The Company agrees to provide to the Investor a reasonable number of copies of the final Prospectus and any amendments or supplements thereto. If the Registration Statement ceases to be effective for any reason at any time during the Effective Period (other than because of the sale of all of the securities registered thereunder or as permitted by Section
1.2 hereof), the Company shall use its commercially reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

                  (b) Offerings and Sales. At any time and from time to time after the date that any shares of Common Stock become Registrable Shares, subject to Section 1.2 (in the case of all offerings hereunder), the Investor may exercise its Registration Rights hereunder with respect to such Registrable Shares.

                  1.2 Suspension of Offering. At any time during the Effective Period, the Company may determine, in the good faith judgment of its Board of Directors, based upon the advice of counsel, that offers and sales by the Investor under the Registration Statement shall be suspended if a negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential, and the nondisclosure of which in the Registration Statement would reasonably be expected to cause the Registration Statement to fail to comply with applicable disclosure requirements. Immediately upon making such a determination, the Company shall give written notice to the Investor (a "Materiality Notice"), upon receipt of which the Investor agrees that it will immediately discontinue offers and sales of the Registrable Shares under the Registration Statement until (x) in the case of a Materiality Notice delivered pursuant to clause (i) above, such Investor receives copies of a supplemented or amended Prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or (y) in the case of a Materiality Notice delivered pursuant to clause (ii) above, such Investor receives a subsequent notice from the Company that revokes or otherwise withdraws such Materiality Notice; provided, that the Company may delay, suspend or withdraw the Registration Statement pursuant to clauses (i) and (ii) above, for no more than fifteen (15) days after the abandonment or consummation of any of the foregoing negotiations, transactions, events or offerings or, in any event, for no more than ninety (90) days after delivery of the Materiality Notice pursuant to clauses (i) and (ii) above, at any one time (and the Company shall not be entitled to require the Investor to discontinue offers and sales for a period of more than 90 days during any 12-month period). If so directed by the Company, the Investor will deliver to the Company all copies of the Prospectus covering the Registrable Shares current at the time of receipt of a Materiality Notice.

                  1.3 Expenses. The Company shall pay all expenses incident to the performance by it of its registration obligations under this Section 1, including (i) all SEC registration and filing fees, (ii) all expenses incurred in connection with the preparation, printing and distribution of the Registration Statement and Prospectus and any other document or amendment thereto and the mailing and delivery of copies thereof to the underwriter and dealers, (iii) fees and disbursements of counsel for the Company and of the independent public accountants and other experts of the Company; (iv) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Registrable Shares to be disposed of; (v) all expenses in connection with the qualification of Registrable Shares to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys (but not for any other fees or




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disbursements of counsel for the underwriters); (vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Registrable Shares to be disposed of; and (vii) all fees and expenses incurred in connection with the listing of Registrable Shares on each securities exchange or quotation system on which the shares of Common Stock are then listed. The Investor shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of such Investor's counsel, and any transfer taxes relating to the sale or disposition of the Registrable Shares.

                  1.4      Registration Procedures.

                  (b) If and whenever the Company is required to effect the registration under the Securities Act of Registrable Shares as provided in this Agreement, the Company will, as expeditiously as possible:

                        (i) use its commercially reasonable best efforts to register or qualify the Registrable Shares by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as the Investor shall reasonably request in writing, to keep each such registration or qualification effective during the Effective Period, and to do any and all other acts and things which may be reasonably necessary or advisable to enable the Investor to consummate the disposition in each such jurisdiction of the Registrable Shares owned by such Investor; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction or to register as a broker or dealer in any jurisdiction where it would not otherwise be required to qualify but for this Section 1.6, (y) subject itself to taxation in any such jurisdiction, or (z) submit to the general service of process in any such jurisdiction;

                       (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares until such time as all Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Investor set forth in the Registration Statement;

                      (iii) furnish to the Investor and to any underwriter of such Registrable Shares such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus included in the Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in the Registration Statement or Prospectus, and such other documents as the Investor or such underwriter may reasonably request;

                       (iv) cause the Registrable Shares to be listed on each national securities exchange or quotation system on which the shares of Common Stock are then listed, if the listing of such securities is then permitted under the rules of such exchange;

                        (v) obtain a "cold comfort" letter or letters from the Company's independent public accountants and furnish a signed counterpart of a customary opinion of counsel of the Company, in each case, addressed to the Investor (and the underwriters, if any), in customary form and substance, dated the effective date of the Registration Statement;

                       (vi) notify the Investor promptly upon the happening of any event as a result of which a Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, subject to the provisions of Section
         1.2 hereof, at the request of the Investor prepare and furnish to the Investor as many copies of a supplement to or an amendment of such Prospectus as the Investor reasonably requests so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and


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                      (vii) make available for reasonable inspection by, or give reasonable access to, the Investor, by any underwriter participating in any disposition to be effected pursuant to the Registration Statement and by any attorney, accountant or other agent retained by the Investor, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Investor, any underwriter or any other person in connection with the offering thereunder.

                   (b) The Company may require the Investor, upon selling Registrable Shares as to which any registration is being effected, to furnish the Company with such information regarding such Investor and the distribution of such securities as required to be included in the Registration Statement as the Company may from time to time reasonably request in writing.

SECTION 2.        INDEMNIFICATION

                  2.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Investor in any offering or sale of Registrable Shares, and each person, if any, who controls the Investor within the meaning of
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and their respective directors, trustees, officers, partners, agents, employees and affiliates as follows:

                  (a) against any and all loss, liability, claim, damage and expense (joint or several) and action or proceeding (whether commenced or threatened) whatsoever ("Losses"), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment thereto) pursuant to which the Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (b) against any and all loss, liability, claim, damage, cost or expense (including reasonable legal fees and expenses) (collectively, "Losses"), as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company (which consent will not be unreasonably withheld); and

                  (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any Losses or any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

provided, however, that the indemnity provided pursuant to this Section 2.1 does not apply to any indemnified party with respect to any Losses or expenses to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) such indemnified party's failure to deliver an amended or supplemental Prospectus if such Losses would not have arisen had such delivery occurred.



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                  2.2 Indemnification by the Investor. The Investor (and each permitted assignee of such Investor) agrees to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective directors, trustees, officers, partners, agents, employees and affiliates, as follows:

                  (a) against any and all Losses whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment thereto) pursuant to which the Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (b) against any and all Losses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Investor (which consent will not be unreasonably withheld); and

                  (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any Losses or any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

provided, however, that the indemnity provided pursuant to this Section 2.2 shall only apply with respect to any Losses to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in the registration statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) the Investor's failure to deliver an amended or supplemental Prospectus if such Losses would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 2.2, neither the Investor nor any permitted assignee shall be required to indemnify the Company, its indemnified persons hereunder with respect to any amount in excess of the amount of the total proceeds to the Investor or such permitted assignee, as the case may be, from sales of the Registrable Shares of the Investor under the registration statement with respect to such offering, and the Investor shall not be liable under this
Section 2.2 for any statements or omissions of any Participating Investor.

                  2.3 Conduct of Indemnification Proceedings. The indemnified party shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 2.1 or 2.2 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and provided further that if the indemnified




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party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party (which consent will not be unreasonably withheld). Except as expressly stated herein, if an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

                  2.4 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 2 is unavailable to an indemnified party, the indemnifying party shall contribute to the aggregate Losses of the nature contemplated by such indemnity agreement incurred by any indemnified party, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified parties on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and the Investor on the other, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and the indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and the indemnified party in connection with the offering to which such Losses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

                  The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.4, the Investor shall not be required to contribute any amount in excess of the amount of the total proceeds to the Investor from sales of the Registrable Shares of the Investor under the registration statement.

                  Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 2.4, each person, if any, who controls an indemnified party within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such indemnified party, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

                  The indemnity agreements contained in this Section 2 shall be in addition to any other rights (to indemnification, contribution or otherwise) which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of any Registrable Shares by the Investor.



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SECTION 3.        RULE 144 COMPLIANCE

                  The Company covenants that it will use its reasonable best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, so as to enable the Investor to sell Registrable Shares pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by the Investor of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the Investor may reasonably request at least ten (10) business days prior to any sale of Registrable Shares hereunder.

SECTION 4.        MISCELLANEOUS

                  4.1 Integration; Amendment. This Agreement, together with the Merger Agreement and the Ancillary Agreements (as defined in the Merger Agreement), constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and the Investor.

                  4.2 Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

                  4.3 Successors and Assigns; Third Party Beneficiaries. The Investor and any other Restricted Party may not assign any of its rights or delegate its duties under this Agreement except to another Restricted Party; provided, however that if the Registration Statement has not been declared effective by the SEC within 45 days of the date hereof, the Investor shall be entitled to make up to five assignments of its rights in Section 1.1(a) under this Agreement to a Person other than a Restricted Party, which rights shall terminate and be of no further force and effect if and when the Registrable Shares related to such assigned rights are included in the Registration Statement and the Registration Statement is declared effective by the SEC. The Company may not assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the Investor, provided that in the event of any merger or consolidation of the Company with any Person (as defined in the Stockholders Agreement) in which the holders of Common Stock receive securities of any other Person (the "Successor Issuer") the Company shall assign all of its rights and delegate all of its obligations under this Agreement to such Successor Issuer in which event the Successor Issuer will become the "Company" for all purposes of this Agreement. Any purported assignment in violation of this Section shall be void. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the Restricted Parties (who shall be third party beneficiaries of this Agreement entitled to the benefit of, and to enforce, its terms) and the Company and their respective successors, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Restricted Parties and the Company and their respective successors, and for the benefit of no other Person. No purchaser of Common Stock from a Restricted Party (other than another Restricted Party) shall be deemed to be a successor or assignee by reason merely of such purchase.

                  4.4 Benefits of Registration Rights. The Investor and the other Restricted Parties may severally or jointly exercise the Registration Rights hereunder in such proportion as they shall agree among themselves.



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                  4.5 Notices. Notices and other communications required by this
Agreement shall be in writing and delivered by hand against receipt or sent by recognized overnight delivery service or by certified or registered mail, postage prepaid, with return receipt requested or by facsimile transmission. All notices shall be addressed as follows:

                  If to the Investor:

                  [Investor]
                  [Address]
                  Attention:
                  [Title]
                  Telephone:
                  Fax:

                  with a copy to:

                  [Law firm]
                  [Address]
                  Attention:
                  Telephone:
                  Fax:

                  If to the Company:

                  CheckFree Corporation
                  4411 E. Jones Bridge Road
                  Norcross, Georgia  30092
                  Attention: General Counsel
                  Telephone:        (678) 375-3000
                  Fax:              (678) 375-3633

                  with a copy to:

                  Simpson Thacher & Bartlett
                  3330 Hillview Avenue
                  Palo Alto, California  94304
                  Attention:        Daniel Clivner
                                    Richard Capelouto
                  Telephone:        (650) 251-5060
                  Fax:              (650) 251-5002

or such other address as may be designated by a proper notice. Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; provided, however, that if such day is not a business day then the notice shall be deemed to have been given and received on the business day next following such day. Any notice sent by facsimile transmission shall be deemed to have been given and received on the business day next following the transmission.

                  4.6 Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.



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

                  4.7 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware.

                  4.8 Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

                  4.9 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

                  4.10 Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

                  4.11 Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.

                                            CHECKFREE HOLDINGS CORPORATION


                                            By:
                                               -----------------------------
                                               Name:
                                               Title:




                                            [INVESTOR]


                                            By:
                                               -----------------------------
                                               Name:
                                               Title:





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